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                                                                   Exhibit 10.10


                            ------------------------


                          FIRST SUPPLEMENTAL INDENTURE


                            ------------------------



                          Dated as of February 8, 1999


                       Supplementing the Indenture, dated
                          as of February 8, 1999, among
                         Pepsi Bottling Holdings, Inc.,
                               PepsiCo, Inc., and
                      The Chase Manhattan Bank, as Trustee


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                  FIRST SUPPLEMENTAL INDENTURE, dated as of February 8, 1999
(the "First Supplemental Indenture"), among PepsiCo, Inc., a North Carolina Corporation (the "Guarantor"), Pepsi Bottling Holdings, Inc., a Delaware corporation ("Holdings"), Bottling Group, LLC, a Delaware limited liability company ("Bottling LLC"), and The Chase Manhattan Bank (the "Trustee"), as Trustee under the Indenture referred to herein.

                  WHEREAS, Holdings, the Guarantor and the Trustee heretofore executed and delivered an Indenture, dated as of February 8, 1999 (the "Indenture"), in respect of the 5 3/8% Senior Notes due 2004 (the "2004 Notes") and the 5 5/8% Senior Notes due 2009 (the "2009 Notes" and together with the 2004 Notes, the "Notes") and the related Guarantees; and

                  WHEREAS, Holdings and the Guarantor have entered into an Indemnification Agreement, dated as of February 8, 1999 (the "Indemnification Agreement"), pursuant to which Holdings will indemnify the Guarantor and hold the Guarantor harmless from any monetary obligations of the Guarantor under the Guarantees; and

                  WHEREAS, Holdings, Bottling LLC and the Guarantor have entered into the Assignment and Assumption Agreement, dated as of February 8, 1999, pursuant to which Holdings will assign all of its obligations in respect of the Notes to Bottling LLC and Bottling LLC will assume all of the obligations of Holdings in that respect (the "Assumption"); and

                  WHEREAS, Section 801 of the Indenture provides that Holdings, the Guarantor and the Trustee may amend the Indenture without notice to or consent of any Holders of the Notes in order to evidence the succession of another corporation to the Obligor, or successive successions, and the assumption by any such successor of the covenants, agreements and obligations of the Obligor pursuant to Article Seven of the Indenture; and

                  WHEREAS, this First Supplemental Indenture has been duly authorized by all necessary corporate action on the part of each of Holdings, the Guarantor and Bottling LLC.

                  NOW, THEREFORE, Holdings, the Guarantor, the Trustee and Bottling LLC agree as follows for the equal and ratable benefit of the Holders of the Notes:


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                                    ARTICLE I

                       ASSUMPTION BY SUCCESSOR CORPORATION

                  SECTION 1.1. ASSUMPTION OF THE NOTES. Bottling LLC hereby expressly assumes the due and punctual payment of the principal of, premium, if any, and interest on the Notes and all obligations of Holdings in respect of the Notes, the Guarantees and the Indenture (but not in respect of the Indemnification Agreement) and shall be the successor to Holdings under the Indenture.

                  SECTION 1.2. RELEASE OF HOLDINGS. Upon Bottling LLC becoming the successor Obligor under the Indenture, Holdings shall be discharged from all obligations and covenants in respect of the Notes, the Guarantees and the Indenture (but not in respect of the Indemnification Agreement).

                  SECTION 1.3. TRUSTEE'S ACCEPTANCE. The Trustee hereby accepts this First Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                  SECTION 1.4. NOTICES. For purposes of Section 105(2) of the Indenture, the address of Bottling LLC shall be One Pepsi Way, Somers, New York 10589, Attention: General Counsel.

                  SECTION 1.5 THE NOTES. Notwithstanding Exhibits A and B to the Indenture, as long as Bottling LLC is the Obligor under the Indenture, all Notes issued after the date hereof shall be issued in the name of, and executed by, Bottling LLC and shall refer to Bottling LLC as the Obligor.

                                   ARTICLE II

                                  MISCELLANEOUS

                  SECTION 2.1. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the later to occur of (i) the execution and delivery of this First Supplemental Indenture by Holdings, Bottling LLC, the Guarantor and the Trustee and (ii) the consummation of the Assumption, the Indenture shall be supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Indenture for all purposes,


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and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

                  SECTION 2.2. INDENTURE REMAINS IN FULL FORCE AND EFFECT. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

                  SECTION 2.3. INDENTURE AND SUPPLEMENTAL INDENTURE CONSTRUED TOGETHER. This First Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this First Supplemental Indenture shall henceforth be read and construed together.

                  SECTION 2.4. CONFIRMATION AND PRESERVATION OF INDENTURE. The Indenture as supplemented by this First Supplemental Indenture is in all respects confirmed and preserved.

                  SECTION 2.5. CONFLICT WITH TRUST INDENTURE ACT. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that would be required under the TIA to be part of and govern any provision of this First Supplemental Indenture were the Indenture qualified under the TIA, the provision of the TIA shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this First Supplemental Indenture, as the case may be.

                  SECTION 2.6. SEVERABILITY. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 2.7. TERMS DEFINED IN THE INDENTURE. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

                  SECTION 2.8. HEADINGS. The Article and Section headings of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.


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                  SECTION 2.9. BENEFITS OF FIRST SUPPLEMENTAL INDENTURE, ETC.
Nothing in this First Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture, this First Supplemental Indenture or the Notes.

                  SECTION 2.10. SUCCESSORS. All agreements of Bottling LLC, the Guarantor and Holdings in this First Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

                  SECTION 2.11. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals contained herein shall be taken as the statements of Holdings, the Guarantor and Bottling LLC, and the Trustee assumes no responsibility for their correctness or for the validity or sufficiency of this First Supplemental Indenture.

                  SECTION 2.12. CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE. In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

                  SECTION 2.13. GOVERNING LAW. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 2.14. COUNTERPART ORIGINALS. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


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                  IN WITNESS WHEREOF, the parties have caused this First
Supplemental Indenture to be duly executed as of the date first written above.


                                        PEPSI BOTTLING HOLDINGS, INC.


                                        By: /s/ Lawrence F. Dickie
                                           -------------------------------------
                                           Name:  Lawrence F. Dickie
                                           Title: Vice President and Secretary


                                        BOTTLING GROUP, LLC


                                        By: /s/ Lawrence F. Dickie
                                           -------------------------------------
                                           Name:  Lawrence F. Dickie
                                           Title: Managing Director


                                        PEPSICO, INC.


                                        By: /s/ Matthew M. McKenna
                                           -------------------------------------
                                           Name:  Matthew M. McKenna
                                           Title: SVP and Treasurer


                                        THE CHASE MANHATTAN BANK,
                                                  as Trustee


                                        By: /s/ James P. Freeman
                                           -------------------------------------
                                           Name:  James P. Freeman
                                           Title: Vice President


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